EXHIBIT 23.2

                                                                    EXHIBIT 23.2
                                                                    ------------

                          Independent Auditors' Consent
                          -----------------------------



The Board of Directors
Donegal Group Inc.:


We consent to the use of our reports incorporated herein by reference.




                                        /s/ KPMG LLP

                                        KPMG LLP

Philadelphia, Pennsylvania
June 14, 2001